EXHIBIT 10.1
WAIVER TO SIXTH AMENDED AND RESTATED UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT
     This WAIVER TO SIXTH AMENDED AND RESTATED UNSECURED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of April 21, 2011 (this “Waiver Agreement”), is made by and among (i) FIRST INDUSTRIAL, L.P., a Delaware limited partnership (“Borrower”), the sole general partner of which is First Industrial Realty Trust, Inc., a Maryland corporation; (ii) FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation that is qualified as a real estate investment trust (“General Partner”); (iii) JPMORGAN CHASE BANK, N.A. (“JPMCB”), a national bank organized under the laws of the United States of America as Administrative Agent (“Administrative Agent”) for the Lenders under the Credit Agreement defined below; and (iv) those Lenders identified on the signature pages hereto.
W I T N E S S E T H:
     WHEREAS, the Borrower, the General Partner, the Lenders and the Administrative Agent have entered into that certain Sixth Amended and Restated Unsecured Revolving Credit and Term Loan Agreement dated as of October 22, 2010 (as so amended, the “Credit Agreement”; terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement), pursuant to which the Lenders have agreed to make loans and extend credit to the Borrower on the terms and conditions set forth in the Credit Agreement;
     WHEREAS, by a letter dated April 1, 2011, the Borrower has notified the Administrative Agent and the Lenders of (a) its plans to consummate a Triggering Transaction consisting of an incurrence by the Borrower and its Affiliates of mortgage Indebtedness with ING Life Insurance and Annuity Company in the approximate aggregate gross amount of $178,300,000 (the “Proposed Triggering Transaction”) and (b) its desire to apply the Net Proceeds of the Proposed Triggering Transaction to the permanent repayment (x) when and as due in September, 2011, of the $129,000,000.00 currently outstanding under the 4.625% convertible notes (the “4.625% Notes”) issued by the Borrower and (y) when and as due in April, 2012, of the $62,000,000.00 currently outstanding under the 6.875% notes (the “6.875% Notes”) issued by the Borrower, in each case notwithstanding the provisions of Section 2.24(a) of the Credit Agreement that require the Net Proceeds of a Triggering Transaction to be applied to the permanent repayment of debt within sixty (60) days of such Triggering Transaction;
     WHEREAS, the Borrower has requested that the Lenders waive compliance with Section 2.24(a) of the Credit Agreement in order to permit the Borrower to have more than sixty (60) days to apply the Net Proceeds of the Proposed Triggering Transaction to the permanent repayment of the 4.625% Notes and the 6.875% Notes;

     WHEREAS, the Lenders and the Administrative Agent are willing to grant the requested waiver, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Waiver. As of the Effective Date (as defined below), pursuant to Section 14.13 of the Credit Agreement and subject to the limitations contained herein, the Lenders hereby waive compliance with the provisions of Section 2.24(a) of the Credit Agreement which require the Net Proceeds of a Triggering Transaction to be applied to the permanent repayment of the Term Loan Facility or other Indebtedness (including Indebtedness that is secured by a Lien) that is pari passu with the Term Loan Facility within sixty (60) days of such Triggering Transaction solely in order to permit the Borrower to use the Net Proceeds of the Proposed Triggering Transaction to repay the 4.625% Notes on or before the date on which such 4.625% Notes become due in September, 2011 and to repay the 6.875% Notes on or before the date on which such 6.875% Notes become due in April, 2012; provided that the foregoing waiver shall be subject to the following conditions: (a) within three (3) Business Days of its receipt of the Net Proceeds of the Proposed Triggering Transaction, the Borrower shall apply such Net Proceeds to the repayment of the Revolving Facility (without a corresponding permanent reduction of the Aggregate Revolving Credit Commitment), (b) the Borrower shall reserve (and may not borrow) that portion of the Revolving Commitments equal to such amount of Net Proceeds of the Proposed Triggering Transaction that were so applied to repay the Revolving Facility, so that such reserved portion of the Revolving Commitments is available to be borrowed to repay the 4.625% Notes on or before the date on which the 4.625% Notes are due and to repay the 6.875% Notes on or before the date on which the 6.875% Notes are due, (c) so long as the conditions precedent in Section 5.2 of the Credit Agreement are satisfied, the Borrower shall borrow Revolving Loans under the Revolving Facility and shall apply the proceeds thereof to make the mandatory payment of the 4.625% Notes on or before the date on which such 4.625% Notes are due (and upon such payment of the 4.625% Notes, the portion of the reserve described in clause (b) above that is attributable to the payment of the 4.625% Notes shall no longer be required), and (d) so long as the conditions precedent in Section 5.2 of the Credit Agreement are satisfied, the Borrower shall borrow Revolving Loans under the Revolving Facility and shall apply the proceeds thereof to make the mandatory payment of the 6.875% Notes on or before the date on which such 6.875% Notes are due (and upon such payment of the 6.875% Notes, the portion of the reserve described in clause (b) above that is attributable to the payment of the 6.875% Notes shall no longer be required).
     Section 2. Limitation. The foregoing waiver is only effective in the specific instance and for the specific purpose for which it is given and shall not be effective for any other purpose, and no provision of the Loan Documents is amended in any way other than as provided herein. Except as otherwise expressly provided or contemplated by this Waiver Agreement, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the General Partner acknowledges this Waiver Agreement and reaffirms its guaranty made under the Guaranty. The making of the amendments, waivers and consents in this Waiver Agreement does not imply any obligation or agreement by the Lenders to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.
     Section 3. Representations of the Borrower. The Borrower hereby represents and warrants as of the date hereof that (a) no Default or Event of Default exists as of the date hereof and (b) this Waiver Agreement has been duly authorized, executed and delivered by the Borrower, and the agreements and obligations of the Borrower contained herein constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors, rights generally or by general principles of equity.
     Section 4. Credit Agreement References. On and after the Effective Date of this Waiver Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder”, “thereof” or words of like import in any Loan Document or other document executed in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Waiver Agreement.
     Section 5. Successors and Assigns. This Waiver Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns and all future parties to the Credit Agreement.
     Section 6. Counterparts. This Waiver Agreement may be signed in any number of counterparts, each of which shall be original, with the same effect as if the signatures hereto and thereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Waiver Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Waiver Agreement.
     Section 7. Governing Law. This Waiver Agreement shall for all purposes be considered a Loan Document and shall be governed by, construed and interpreted in accordance with, the laws of the State of Illinois without regard to principles of conflict of laws.

     Section 8. Effective Date. This Waiver Agreement shall become effective on the date (such date, the “Effective Date”) on which this Waiver Agreement is executed and delivered to the Administrative Agent by all of the Term Lenders, the General Partner and the Borrower.
[Signature Pages to Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement through their duly authorized representatives as of date first written above.

BORROWER:	FIRST INDUSTRIAL, L.P.
	By:	FIRST INDUSTRIAL REALTY TRUST, INC., its General Partner

	By:	/s/ Scott A. Musil
		Name:	Scott A. Musil
		Title:	CFO

GENERAL PARTNER:	FIRST INDUSTRIAL REALTY TRUST, INC.
	By:	/s/ Scott A. Musil
		Name:	Scott A. Musil
		Title:	CFO

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

LENDERS:	JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent
	By:	/s/ Brendan M. Poe
		Name:	Brendan M. Poe
		Title:	Vice President

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

WELLS FARGO BANK, N.A.
By:	/s/ Brett Hill
	Name:	Brett Hill
	Title:	AVP

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

REGIONS BANK
By:	/s/ Kerri L. Raines
	Name:	Kerri L. Raines
	Title:	Vice President

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

U.S. BANK, NATIONAL ASSOCIATION
By:	/s/ Sara M. Booms
	Name:	Sara M. Booms
	Title:	Assistant Vice President

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

COMERICA BANK
By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Joel Dalson
	Name:	Joel Dalson
	Title:	Vice President

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

BANK OF TOKYO-MITSUBISHI UJF, LTD.
By:	/s/ David Noda
	Name:	David Noda
	Title:	Managing Director

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

SUNTRUST BANK
By:	/s/ Nancy B. Richards
	Name:	Nancy B. Richards
	Title:	Senior Vice President

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

THE NORTHERN TRUST COMPANY
By:	/s/ Carol B. Conklin
	Name:	Carol B. Conklin
	Title:	Senior Vice President

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

CAPITAL ONE, N.A. (Successor by Merger to Chevy Chase Bank, FSB)
By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Vice President

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

FIRST COMMERCIAL BANK NEW YORK AGENCY
By:	/s/ Jason Lee
	Name:	Jason Lee
	Title:	VP & General Manager

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

WELLS FARGO BANK, N.A., successor-by-merger to Wachovia Bank, N.A.
By:	/s/ Brett Hill
	Name:	Brett Hill
	Title:	AVP

[FIRST INDUSTRIAL WAIVER TO SIXTH A&R UNSECURED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]